                                                                    EXHIBIT 4.27

================================================================================


                  CHANCELLOR MEDIA CORPORATION OF LOS ANGELES

                                   as Issuer

                                      AND

                          the Guarantors named herein

                                      AND

                       U.S. TRUST COMPANY OF TEXAS, N.A.,

                                   as Trustee

                           -------------------------

                          THIRD SUPPLEMENTAL INDENTURE

                         Dated as of September 5, 1997

                                       to

                                   Indenture

                         Dated as of February 14, 1996

                           -------------------------

                                  $200,000,000

                        9-3/8% Senior Subordinated Notes

                                    due 2004




================================================================================

                 THIRD SUPPLEMENTAL INDENTURE dated as of September 5, 1997, among CHANCELLOR MEDIA CORPORATION OF LOS ANGELES, a Delaware corporation (the "Company"), CHANCELLOR BROADCASTING LICENSEE COMPANY, a Delaware corporation, TREFOIL COMMUNICATIONS, INC., a Delaware corporation, SHAMROCK BROADCASTING, INC., a Delaware corporation, SHAMROCK RADIO LICENSES, INC., a Delaware corporation, and SHAMROCK BROADCASTING OF TEXAS, INC., a Texas corporation (collectively, the "Existing Guarantors"), the subsidiaries identified on Exhibit A and Exhibit B hereto (collectively, the "Subsidiaries") and U.S. TRUST COMPANY OF TEXAS, N.A., a national banking association, as Trustee (the "Trustee").

                 WHEREAS, Chancellor Radio Broadcasting Company ("CRBC") (which, prior to February 14, 1996, was known as Chancellor Broadcasting Company) and Chancellor Broadcasting Licensee Company have heretofore executed and delivered to the Trustee an Indenture dated as of February 14, 1996, as amended by that certain First Supplemental Indenture, dated as of February 14, 1996, by and among CRBC, the Existing Guarantors and the Trustee and that certain Second Supplemental Indenture, dated as of April 15, 1997, by and among CRBC, the Existing Guarantors and the Trustee (as so previously amended, the "Indenture"), providing for the issuance of $200,000,000 aggregate principal amount of CRBC's 9-3/8% Senior Subordinated Notes due 2004 (the "Securities");

                 WHEREAS, pursuant to that certain Amended and Restated Agreement and Plan of Merger by and among Chancellor Broadcasting Company, CRBC, Evergreen Media Corporation, Evergreen Mezzanine Holdings Corporation and Evergreen Media Corporation of Los Angeles, dated as of February 19, 1997 and amended and restated as of July 31, 1997 (the "Merger Agreement"), among other things, (i) Chancellor Broadcasting Company merged with and into Evergreen Mezzanine Holdings Corporation (the "Parent Merger") and (ii) CRBC merged with and into Evergreen Media Corporation of Los Angeles (the "Subsidiary Merger"). Upon completion of the Parent Merger, Evergreen Media Corporation changed its name to Chancellor Media Corporation and Evergreen Mezzanine Holdings Corporation changed its name to Chancellor Mezzanine Holdings Corporation.
Upon completion of the Subsidiary Merger, Evergreen Media Corporation of Los Angeles changed its name to Chancellor Media Corporation of Los Angeles;

                 WHEREAS, the Company, the Existing Guarantors, the Subsidiaries and the Trustee desire by this Third Supplemental Indenture, (i) pursuant to and as contemplated by Section 5.01(a)(1)(B) of the Indenture, that the Company expressly assume all of the obligations of CRBC under the Securities and the Indenture and (ii) pursuant to and as contemplated by Sections 4.19 and 9.01 of the Indenture, that each of the Subsidiaries become a Guarantor thereunder;

                 WHEREAS, the Company, the Existing Guarantors, the Subsidiaries and the Trustee desire by this Third Supplemental Indenture, pursuant to and as contemplated by Section 9.01 of the Indenture, to amend certain provisions therein;

                 WHEREAS, the execution and delivery of this Third Supplemental Indenture has been authorized by resolutions of the Boards of Directors of the Company, the Existing Guarantors and the Subsidiaries; and

                 WHEREAS, all conditions and requirements necessary to make this Third Supplemental Indenture a valid, binding legal instrument in accordance with its terms have been performed and fulfilled by the parties hereto and the execution and delivery thereof have been in all respects duly authorized by the parties hereto.

                 NOW, THEREFORE, in consideration of the above premises, each party agrees, for the benefit of the others and for the equal and ratable benefit of the holders of the Securities, as follows:

                                   ARTICLE 1.

                      ASSUMPTION OF OBLIGATIONS AS ISSUER

                 Section 1.01. Assumption. The Company hereby expressly and unconditionally assumes each and every covenant, agreement and undertaking of CRBC in the Indenture as of the date of this Third Supplemental Indenture, and also hereby expressly and unconditionally assumes each and every covenant, agreement and undertaking of CRBC in each Security outstanding on the date of this Third Supplemental Indenture.

                                   ARTICLE 2.

                     ASSUMPTION OF OBLIGATIONS AS GUARANTOR

                 Section 2.01. Assumption. Each of the Subsidiaries hereby expressly and unconditionally assumes each and every covenant, agreement and undertaking of a Guarantor in the Indenture as of the date of this Third Supplemental Indenture, and also hereby expressly and unconditionally assumes each and every covenant, agreement and undertaking of a Guarantor in each Security outstanding on the date of this Third Supplemental Indenture.

                                   ARTICLE 3.

                             ADDITIONAL AMENDMENTS

                 Section 3.01. Change of Control. Pursuant to Section 9.01(1) of the Indenture, as a result of an ambiguity created by the completion of the transactions contemplated by the Merger Agreement, the definition of "Change of Control" in Section 1.01 of the Indenture is hereby amended and restated in its entirety to read as follows:

                 "Change of Control" means the occurrence of one or more of the following events: (i) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company to any Person or group of related Persons for purposes of Section 13(d) of the Exchange Act (a "Group") (whether or not otherwise in compliance with the provisions of the Indenture), other than to Hicks Muse or any of its Affiliates, officers and directors or to Steven Dinetz (the "Permitted Holders"); or (ii) a majority of the Board of Directors of Chancellor Media Corporation, Chancellor Mezzanine Holdings Corporation or the Company shall consist of Persons who are not Continuing Directors; or (iii) the acquisition by any Person or Group (other than the Permitted Holders) of the power, directly or indirectly, to vote or direct the voting of securities having more than 50% of the ordinary voting power for the election of directors of Chancellor Media Corporation, Chancellor Mezzanine Holdings Corporation or the Company.

                 Section 3.02. Continuing Director. Pursuant to Section 9.01(1) of the Indenture, as a result of an ambiguity created by the completion of the transactions contemplated by the Merger Agreement, the definition of "Continuing Director" in Section 1.01 of the Indenture is hereby amended and restated in its entirety to read as follows:

                 "Continuing Director" means, as of the date of determination, any Person who (i) was a member of the Board of Directors of Holdings or CRBC on February 14, 1996, (ii) was nominated for election or elected to the Board of Directors of Chancellor Media Corporation, Chancellor Mezzanine Holdings Corporation or the Company with the affirmative vote of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination or election, or (iii) is a representative of a Permitted Holder.

                 Section 3.03. Additional Definitions. Pursuant to Section 9.01(1) of the Indenture, as a result of an ambiguity created by the completion of the transactions contemplated by the Merger Agreement, Section 1.01 of the Indenture is hereby amended as follows to include the following definitions:

                 "Chancellor Media Corporation" means Chancellor Media Corporation, a Delaware corporation, and its successors.

                 "Chancellor Mezzanine Holdings Corporation" means Chancellor Mezzanine Holdings Corporation, a Delaware corporation, and its successors.

                                   ARTICLE 4.

                            MISCELLANEOUS PROVISIONS

                 Section 4.01. Terms Defined. For all purposes of this Third Supplemental Indenture, except as otherwise defined or unless the context otherwise requires, terms used in capitalized form in this Third Supplemental Indenture and defined in the Indenture have the meanings specified in the Indenture.

                 Section 4.02. Indenture. Except as amended hereby, the Indenture and the Securities are in all respects ratified and confirmed and all the terms shall remain in full force and effect.

                 Section 4.03. Governing Law. This Third Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York, as applied to contracts made and performed within the State of New York, without regard to principles of conflict of laws.

                 Section 4.04. Successors. All agreements of the Company, the Existing Guarantors and the Subsidiaries in this Third Supplemental Indenture and the Securities shall bind their successors. All agreements of the Trustee in this Third Supplemental Indenture shall bind its successors.

                 Section 4.05. Duplicate Originals. All parties may sign any number of copies of this Third Supplemental indenture. Each signed copy shall be an original, but all of them together shall represent the same agreement.

                 Section 4.06. Severability. In case any one or more of the provisions in this Third Supplemental Indenture or in the Securities shall be held invalid, illegal or unenforceable, in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions shall not in any way be affected or impaired thereby, it being intended that all of the provisions hereof shall be enforceable to the full extent permitted by law.

                 Section 4.07. Trustee Disclaimer. The Trustee accepts the amendment of the Indenture effected by this Third Supplemental Indenture and agrees to execute the trust created by the Indenture as hereby amended, but on the terms and conditions set forth in the Indenture, including the terms and provisions defining and limiting the liabilities and responsibilities of the Trustee, which terms and provisions shall in like manner define and limit its liabilities and responsibilities in the performance of the trust created by the Indenture as hereby amended, and without limiting the generality of the foregoing, the Trustee shall not be responsible in any manner whatsoever for or with respect to any of the recitals or statements contained herein, all of which recitals or statements are made solely by the Company and the Subsidiaries, or for or with respect to (i) the validity or sufficiency of this Third Supplemental Indenture or any of the terms or provisions hereof, (ii) the proper authorization hereof by the Company, the Existing Guarantors and the Subsidiaries by corporate action or otherwise, (iii) the due execution hereof by the Company, the Existing Guarantors and the Subsidiaries or (iv) the consequences (direct or indirect and whether deliberate or inadvertent) of any amendment herein provided for, and the Trustee makes no representation with respect to any such matters.

                        Section 4.08.    Effectiveness.

                          (a)     This Third Supplemental Indenture shall
become effective once executed upon fulfillment of the conditions set forth in
Section 4.08(b) below.

                          (b)     This Third Supplemental Indenture shall not
become effective until receipt by the Trustee of the following, in each case dated no earlier than the date hereof.

                                  (i)      a certificate of an appropriate
         officer of the Company, substantially in the form of Exhibit C hereto; and

                                  (ii)     an opinion of Latham & Watkins,
         counsel to the Company, substantially in the form of Exhibit D hereto.

            (THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK)

                 IN WITNESS WHEREOF, the parties hereto have caused this Third Supplemental Indenture to be duly executed as of the day and year written above.


                                           CHANCELLOR MEDIA CORPORATION
                                            OF LOS ANGELES, as Issuer


                                           ----------------------------------
                                           By:   Matthew E. Devine
                                           Title:  Vice President

Attest:
       --------------------
         Title:

                                           U.S. TRUST COMPANY OF TEXAS,
                                           N.A., as Trustee


                                           ----------------------------------
                                           By:
                                                -----------------------------
                                           Title:
                                                   --------------------------


Attest:
       --------------------
       Title:

                                  EVERGREEN MEDIA CORPORATION OF CHICAGO FM, as Guarantor

                                                      +
                                  -------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  WLUP-FM LICENSE CORP.,
                                  as Guarantor

                                                      +
                                  -------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  EVERGREEN MEDIA CORPORATION OF THE BAY AREA, as Guarantor

                                                      +
                                  -------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  KIOI LICENSE CORP.,
                                  as Guarantor

                                                      +
                                  -------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  EVERGREEN MEDIA CORPORATION OF ILLINOIS, as Guarantor

                                                      +
                                  -------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  WRCX LICENSE CORP.,
                                  as Guarantor

                                                      +
                                  -------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  EVERGREEN MEDIA CORPORATION OF CHICAGO AM, as Guarantor

                                                      +
                                  -------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  WMVP LICENSE CORP.,
                                  as Guarantor

                                                      +
                                  -------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  EVERGREEN MEDIA CORPORATION OF DADE COUNTY as Guarantor

                                                      +
                                  -------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President


Attest:**
       ------------------------------------
       Title:  Vice President

                                  WVCG LICENSE CORP.,
                                  as Guarantor

                                                      +
                                  -------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  EVERGREEN MEDIA/PYRAMID CORPORATION,
                                  as Guarantor

                                                      +
                                  -------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  EVERGREEN MEDIA/PYRAMID HOLDINGS,
                                    CORPORATION, as Guarantor


                                                      +
                                  -------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President


Attest:**
       ------------------------------------
       Title:  Vice President

                                  BROADCAST ARCHITECTURE, INC.,
                                  as Guarantor

                                                      +
                                  -------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  EVERGREEN MEDIA CORPORATION OF
                                    MASSACHUSETTS, as Guarantor

                                                      +
                                  -------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  WJMN LICENSE CORP.,
                                  as Guarantor

                                                      +
                                  -------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President
Attest:**
       ------------------------------------
       Title:  Vice President

                                  EVERGREEN MEDIA CORPORATION
                                    OF PENNSYLVANIA, as Guarantor

                                                      +
                                  -------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  WJJZ LICENSE CORP.,
                                  as Guarantor

                                                      +
                                  -------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       -------------------------------------
       Title:  Vice President

                                  EVERGREEN MEDIA CORPORATION OF MIAMI,
                                  as Guarantor

                                                      +
                                  -------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President
                                  WEDR LICENSE CORP.,
                                  as Guarantor

                                                      +
                                  -------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  EVERGREEN MEDIA CORPORATION OF BOSTON,
                                  as Guarantor

                                                      +
                                  -------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  WXKS (AM) LICENSE CORP.,
                                  as Guarantor

                                                      +
                                  -------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  WXKS (FM) LICENSE CORP.,
                                  as Guarantor

                                                      +
                                  -------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  EVERGREEN MEDIA CORPORATION OF THE
                                    WINDY CITY, as Guarantor

                                                      +
                                  -------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  WNUA LICENSE CORP.,
                                  as Guarantor

                                                      +
                                  -------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  EVERGREEN MEDIA CORPORATION OF PHILADELPHIA, as Guarantor

                                                      +
                                  -------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  EVERGREEN MEDIA CORPORATION
                                    OF THE KEYSTONE STATE,
                                  as Guarantor

                                                      +
                                  -------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  KYLD LICENSE CORP.,
                                  as Guarantor

                                                      +
                                  -------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  WYXR LICENSE CORP.,
                                  as Guarantor

                                                      +
                                  -------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  WUSL LICENSE CORP.,
                                  as Guarantor

                                                      +
                                  -------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  EVERGREEN MEDIA CORPORATION OF ROCHESTER, as Guarantor

                                                      +
                                  -------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  KKBT LICENSE CORP.,
                                  as Guarantor

                                                      +
                                  -------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  EVERGREEN MEDIA CORPORATION
                                    OF THE NATION'S CAPITAL, as Guarantor

                                                      +
                                  -------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  WWRC LICENSE CORP.,
                                  as Guarantor

                                                      +
                                  -------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  EVERGREEN MEDIA PARTNERS CORPORATION,
                                  as Guarantor

                                                      +
                                  -------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  EVERGREEN MEDIA CORPORATION OF GOTHAM,
                                  as Guarantor

                                                      +
                                  -------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  EVERGREEN MEDIA CORPORATION OF NEW YORK, as Guarantor

                                                      +
                                  -------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  WYNY LICENSE CORP.,
                                  as Guarantor

                                                      +
                                  -------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  EVERGREEN MEDIA CORPORATION OF DETROIT,
                                  as Guarantor

                                                      +
                                  -------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  WKQI/WDOZ/WNIC LICENSE CORP.,
                                  as Guarantor

                                                      +
                                  -------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  EVERGREEN MEDIA CORPORATION OF CHICAGOLAND, as Guarantor

                                                      +
                                  -------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  WEJM/WEJM-FM/WVAZ LICENSE CORP.,
                                  as Guarantor

                                                      +
                                  -------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  EVERGREEN MEDIA CORPORATION OF CHARLOTTE, as Guarantor

                                                      +
                                  -------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  WIOQ LICENSE CORP.,
                                  as Guarantor

                                                      +
                                  -------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  EVERGREEN MEDIA CORPORATION OF DALLAS,
                                  as Guarantor

                                                      +
                                  -------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  KSKY LICENSE CORP.,
                                  as Guarantor

                                                      +
                                  -------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  EVERGREEN MEDIA CORPORATION OF SAN FRANCISCO, as Guarantor

                                                      +
                                  -------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  KMEL LICENSE CORP.,
                                  as Guarantor

                                                      +
                                  -------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  EVERGREEN MEDIA CORPORATION OF HOUSTON,
                                  as Guarantor

                                                      +
                                  -------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  EVERGREEN MEDIA OF HOUSTON LIMITED
                                    PARTNERSHIP, as Guarantor

                                  By:  Evergreen Media Corporation of Houston
                                  Its:  General Partner

                                                      +
                                  -------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President
                                  KTRH LICENSE LIMITED PARTNERSHIP,
                                  as Guarantor

                                  By:  Evergreen Media Corporation of Houston
                                  Its:   General Partner

                                                      +
                                  -------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  KLOL LICENSE LIMITED PARTNERSHIP,
                                  as Guarantor

                                  By:  Evergreen Media Corporation of Houston
                                  Its:   General Partner

                                                      +
                                  -------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President


Attest:**
       ------------------------------------
       Title:  Vice President

                                  EVERGREEN MEDIA CORPORATION OF TIBURON,
                                  as Guarantor

                                                      +
                                  -------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  KKSF LICENSE CORP.,
                                  as Guarantor

                                                      +
                                  -------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  KDFC (AM) LICENSE CORP.,
                                  as Guarantor

                                                      +
                                  -------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  KDFC (FM) LICENSE CORP.,
                                  as Guarantor

                                                      +
                                  -------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  EVERGREEN MEDIA CORPORATION
                                    OF WASHINGTON, D.C.
                                  as Guarantor

                                                      +
                                  -------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  EVERGREEN MEDIA CORPORATION OF ST. LOUIS, as Guarantor

                                                      +
                                  -------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  WTOP LICENSE LIMITED PARTNERSHIP,
                                  as Guarantor

                                  By:  Evergreen Media Corporation of
                                       Washington, D.C.
                                  Its:   General Partner

                                                      +
                                  -------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  WASH LICENSE LIMITED PARTNERSHIP,
                                  as Guarantor

                                  By:  Evergreen Media Corporation of
                                       Washington, D.C.
                                  Its:  General Partner

                                                      +
                                  -------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  EVERGREEN MEDIA CORPORATION OF THE
                                  MOTOR CITY, as Guarantor

                                                      +
                                  -------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  WJLB LICENSE CORP.,
                                  as Guarantor

                                                      +
                                  -------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  EVERGREEN MEDIA CORPORATION OF MICHIGAN, as Guarantor

                                                      +
                                  -------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  WMXD LICENSE CORP.,
                                  as Guarantor

                                                      +
                                  -------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  WAXQ INC.,
                                  as Guarantor

                                                      +
                                  -------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  WAXQ LICENSE CORP.,
                                  as Guarantor

                                                      +
                                  -------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  WMZQ INC.,
                                  as Guarantor

                                                      +
                                  -------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  WMZQ LICENSE CORP.,
                                  as Guarantor

                                                      +
                                  -------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  EVERGREEN MEDIA CORPORATION OF THE
                                  LIBERTY CITY, as Guarantor

                                                      +
                                  -------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  WDAS (FM) LICENSE CORP.,
                                  as Guarantor

                                                      +
                                  -------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  WDAS (AM) LICENSE CORP.,
                                  as Guarantor

                                                      +
                                  -------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  RIVERSIDE BROADCASTING CO., INC.,
                                  as Guarantor

                                                      +
                                  -------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  WLTW LICENSE CORP.,
                                  as Guarantor

                                                      +
                                  -------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  EVERGREEN MEDIA CORPORATION OF THE
                                   GREAT LAKES, as Guarantor

                                                      +
                                  -------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  WWWW/WDFN LICENSE CORP.,
                                  as Guarantor

                                                      +
                                  -------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  VBE, INC.,
                                  as Guarantor

                                                      +
                                  -------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  EVERGREEN MEDIA CORPORATION OF THE
                                  CAPITAL CITY, as Guarantor

                                                      +
                                  -------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  WGAY LICENSE CORP.,
                                  as Guarantor

                                                      +
                                  -------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  EVERGREEN MEDIA CORPORATION OF CHICAGO,
                                  as Guarantor

                                                      +
                                  -------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  WPNT LICENSE CORP.,
                                  as Guarantor

                                                      +
                                  -------------------------------------------
                                  By:  Matthew E. Devine
                                  Title:  Vice President

Attest:**
       ------------------------------------
       Title:  Vice President

                                  KIBB INC.,
                                  as Guarantor

                                                       ++
                                  -------------------------------------------
                                  By:
                                       --------------------------------------
                                  Title:
                                          -----------------------------------

Attest:***
       ------------------------------------
       Title:

                                  KYSR INC.,
                                  as Guarantor

                                                       ++
                                  -------------------------------------------
                                  By:
                                       --------------------------------------
                                  Title:
                                          -----------------------------------

Attest:***
       ------------------------------------
       Title:

                                  WLIT INC.,
                                  as Guarantor

                                                       ++
                                  -------------------------------------------
                                  By:
                                       --------------------------------------
                                  Title:
                                          -----------------------------------

Attest:***
       ------------------------------------
       Title:

                                  WDRQ INC.,
                                  as Guarantor

                                                       ++
                                  -------------------------------------------
                                  By:
                                       --------------------------------------
                                  Title:
                                          -----------------------------------

Attest:***
       ------------------------------------
       Title:

                                  RADIO 100 L.L.C.,
                                  as Guarantor
                                  By:  Chancellor Radio Broadcasting Company
                                  Its:  Sole Member

                                                       ++
                                  -------------------------------------------
                                  By:
                                       --------------------------------------
                                  Title:
                                          -----------------------------------

Attest:***
       ------------------------------------
       Title:

                                  TREFOIL COMMUNICATIONS, INC.,
                                  as Guarantor

                                                       ++
                                  -------------------------------------------
                                  By:
                                       --------------------------------------
                                  Title:
                                          -----------------------------------

Attest:***
       ------------------------------------
       Title:

                                  SHAMROCK BROADCASTING, INC.,
                                  as Guarantor

                                                       ++
                                  -------------------------------------------
                                  By:
                                       --------------------------------------
                                  Title:
                                          -----------------------------------

Attest:***
       ------------------------------------
       Title:

                                  SHAMROCK RADIO LICENSES, INC.,
                                  as Guarantor

                                                       ++
                                  -------------------------------------------
                                  By:
                                       --------------------------------------
                                  Title:
                                          -----------------------------------

Attest:***
       ------------------------------------
       Title:

                                  SHAMROCK BROADCASTING OF TEXAS, INC.,
                                  as Guarantor

                                                       ++
                                  -------------------------------------------
                                  By:
                                       --------------------------------------
                                  Title:
                                          -----------------------------------

Attest:***
       ------------------------------------
         Title:

                                  SHAMROCK BROADCASTING LICENSES OF DENVER,
                                  INC., as Guarantor

                                                       ++
                                  -------------------------------------------
                                  By:
                                       --------------------------------------
                                  Title:
                                          -----------------------------------

Attest:***
       ------------------------------------
       Title:

                                  CHANCELLOR BROADCASTING LICENSEE COMPANY, as Guarantor

                                                       ++
                                  -------------------------------------------
                                  By:
                                       --------------------------------------
                                  Title:
                                          -----------------------------------

Attest:***
       ------------------------------------
       Title:

                                           ----------------------------------
                                           +Matthew E. Devine
                                           (signing in his capacity as Vice
                                           President of the above Companies)

Attest:
       --------------------------------
       By:    **Omar Choucair
         Title:  Vice President



                                           ----------------------------------
                                           ++Eric Neumann
                                           (signing in his capacity as Vice
                                           President of the above Companies)

Attest:
       --------------------------------
       By:     ***
         Title:

                                   Exhibit A

                            CERTAIN SUBSIDIARIES OF

                  CHANCELLOR MEDIA CORPORATION OF LOS ANGELES



1.     Evergreen Media Corporation of Chicago FM

2.     WLUP-FM License Corp.

3.     Evergreen Media Corporation of the Bay Area

4.     KIOI License Corp.

5.     Evergreen Media Corporation of Illinois

6.     WRCX License Corp.

7.     Evergreen Media Corporation of Chicago AM

8.     WMVP License Corp.

9.     Evergreen Media Corporation of Dade County

10.    WVCG License Corp.

11.    Evergreen Media/Pyramid Corporation

12.    Evergreen Media/Pyramid Holdings Corporation

13.    Broadcast Architecture, Inc.

14.    Evergreen Media Corporation of Massachusetts

15.    WJMN License Corp.

16.    Evergreen Media Corporation of Pennsylvania

17.    WJJZ License Corp.

18.    Evergreen Media Corporation of Miami

19.    WEDR License Corp.

20.    Evergreen Media Corporation of Boston

21.    WXKS (AM) License Corp.

22.    WXKS (FM) License Corp.

23.    Evergreen Media Corporation of the Windy City

24.    WNUA License Corp.

25.    Evergreen Media Corporation of Philadelphia

26.    Evergreen Media Corporation of the Keystone State

27.    KYLD License Corp.

28.    WYXR License Corp.

29.    WUSL License Corp.

30.    Evergreen Media Corporation of Rochester

31.    KKBT License Corp.

32.    Evergreen Media Corporation of the Nation's Capital

33.    WWRC License Corp.

34.    Evergreen Media Partners Corporation

35.    Evergreen Media Corporation of Gotham

36.    Evergreen Media Corporation of New York

37.    WYNY License Corp.

38.    Evergreen Media Corporation of Detroit

39.    WKQI/WDOZ/WNIC License Corp.

40.    Evergreen Media Corporation of Chicagoland

41.    WEJM/WEJM-FM/WVAZ License Corp.

42.    Evergreen Media Corporation of Charlotte

43.    WIOQ License Corp.

44.    Evergreen Media Corporation of Dallas

45.    KSKY License Corp.

46.    Evergreen Media Corporation of San Francisco

47.    KMEL License Corp.

48.    Evergreen Media Corporation of Houston

49.    Evergreen Media of Houston Limited Partnership

50.    KTRH License Limited Partnership

51.    KLOL License Limited Partnership

52.    Evergreen Media Corporation of Tiburon

53.    KKSF License Corp.

54.    KDFC (AM) License Corp.

55.    KDFC (FM) License Corp.

56.    Evergreen Media Corporation of Washington, D.C.

57.    Evergreen Media Corporation of St. Louis

58.    WTOP License Limited Partnership

59.    WASH License Limited Partnership

60.    Evergreen Media Corporation of the Motor City

61.    WJLB License Corp.

62.    Evergreen Media Corporation of Michigan

63.    WMXD License Corp.

64.    WAXQ Inc.

65.    WAXQ License Corp.

66.    WMZQ Inc.

67.    WMZQ License Corp.

68.    Evergreen Media Corporation of the Liberty City

69.    WDAS (FM) License Corp.

70.    WDAS (AM) License Corp.

71.    Riverside Broadcasting Co. Inc.

72.    WLTW License Corp.

73.    Evergreen Media Corporation of the Great Lakes

74.    WWWW/WDFN License Corp.

75.    VBE, Inc.

76.    Evergreen Media Corporation of the Capital City

77.    WGAY License Corp.

78.    Evergreen Media Corporation of Chicago

79.    WPNT License Corp.

                                   Exhibit B

                            CERTAIN SUBSIDIARIES OF

                  CHANCELLOR MEDIA CORPORATION OF LOS ANGELES


1.     KIBB Inc.

2.     KYSR Inc.

3.     WLIT Inc.

4.     WDRQ Inc.

5.     Radio 100 L.L.C.

6.     Shamrock Broadcasting Licenses of Denver, Inc.